Southern Natural Gas Company
Post Office Box 2563
Birmingham AL 35202 2563
205 325 7410

SOUTHERN NATURAL GAS

April 2, 1997

Mr. John Cavallin
Atlanta Gas Light Company
P. O. Box 4569
Atlanta, GA 30302

Re:     Firm Transportation Service Agreement No. 905660

Dear John:
This letter is to follow up on Southern's prior notification of the in-service date of facilities required to provide additional firm transportation capacity of 5,000 Mcf to Chattanooga Gas Company at the Chattanooga delivery point (790200). As we have previously notified you, these facilities were placed in service on November 1, 1996 as part of Southern's north system expansion. Therefore, in accordance with Article IV, paragraph 4.1 of the above-referenced service agreement, the term of the contract commences on November 1, 1996.

If you have further questions, please contact me at (205) 325-3816.

Yours very truly,

Lisa D. Gunthrie
Account Manager

LDG:Ief

A SONAT COMPANY

                                                    Service Agreement No, 905660
                                                          Authorization: Blanket
                                                            (Reservation Charge)

                               SERVICE AGREEMENT
                             UNDER RATE SCHEDULE FT

THIS AGREEMENT, made and entered into as of this 17th day of May 1995 , by and between Southern Natural Gas Company, a Delaware corporation, hereinafter referred to as "Company" , and Chattanooga Gas Company, a Tennessee corporation hereinafter referred to as "Shipper",

                                   WITNESSETH

WHEREAS, Company is an interstate pipeline, as defined in Section 2(15) of the Natural Gas Policy Act of 1978 (NGPA); and

WHEREAS, Shipper is a LDC/DISTRIBUTOR; and

WHEREAS, Shipper has requested firm transportation pursuant to Rate Schedule FT of various supplies of gas for redelivery for Shipper's account, and has submitted to Company a request for such transportation service in compliance with Section 2 of the General Terms and Conditions applicable to Rate Schedule FT; and

WHEREAS, Company has agreed to provide Shipper with transportation service of such gas supplies in accordance with the terms and conditions of this Agreement.

NOW  THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                            TRANSPORTATION QUANTITY

1.1 Subject to the terms and provisions of this Agreement, Rate Schedule FT and the General Terms and Conditions thereto, Shipper agrees to deliver or cause to be delivered to Company at the Receipt Point(s) described in Exhibit A and Exhibit A-1 to this Agreement, and Company agrees to accept at such point(s) for transportation under this Agreement, an aggregate quantity of up to 5,000 Mcf of natural gas per day (Transportation Demand). Company's obligation to accept gas on a firm basis at any Receipt Point is limited to the Receipt Points set out on Exhibit A and to the Maximum Daily Receipt Quantity (MDRQ) stated for each such Receipt Point. The sum of the MDRQ's for the Receipt Points on Exhibit A shall not exceed the Transportation Demand.

                                                    Service Agreement No. 905660
                                                          Authorization: Blanket

1.2 Subject to the terms and provisions of this Agreement, Rate Schedule FT and the General Terms and Conditions thereto, Company shall deliver a thermally equivalent quantity of gas, less the applicable fuel charge as set forth in Rate Schedule FT, to Shipper at the Delivery Point(s) described in Exhibit B and Exhibit B-1 hereto. Company's obligation to redeliver gas at any Delivery Point on a firm basis is limited to the Delivery Points specified on Exhibit B and to the Maximum Daily Delivery quantity (MDDQ) stated for each such Delivery Point. The sum of the MDDQ for the Delivery Points on Exhibit B shall equal the Transportation Demand.

                                   ARTICLE II
                             CONDITIONS OF SERVICE

2.1 It is recognized that the transportation service hereunder is provided on a firm basis pursuant to, in accordance with and subject to the provisions of Company's Rate Schedule FT, and the General Terms and Conditions thereto, which are contained in Company's FERC Gas Tariff, as in effect from time to time, and which are hereby incorporated by reference. In the event of any conflict between this Agreement and Rate Schedule FT, the terms of Rate Schedule FT shall govern as to the point of conflict. Any limitation of transportation service hereunder shall be in accordance with the priorities set out in Rate Schedule FT and the General Terms and Conditions thereto.

2.2 This Agreement shall be subject to all provisions of the General Terms and Conditions applicable to Company's Rate Schedule FT as such conditions may be revised from time to time. Unless Shipper requests otherwise, Company shall provide to Shipper the filings Company makes at the Federal Energy Regulatory Commission ("Commission") of such provisions of the General Terms and Conditions or other matters relating to Rate Schedule FT.

2.3 Company shall have the right to discontinue service under this Agreement in accordance with Section 15.3 of the General Terms and Conditions hereto.

2.4 The parties hereto agree that neither party shall be liable to the other party for any special, indirect, or consequential damages (including, without limitation, loss of profits or business interruptions) arising out of or in any manner related to this Agreement.

                                                    Service Agreement No, 905660
                                                          Authorization: Blanket

2.5 This Agreement is subject to the provisions of Part 284 of the Commission's Regulations under the NGPA and the Natural Gas Act. Upon termination of this Agreement, Company and Shipper shall be relieved of further obligation hereunder to the other party except to complete the transportation of gas underway on the day of termination, to comply with provisions of Section 14 of the General Terms and Conditions with respect to any imbalances accrued prior to termination of this Agreement, to render reports, and to make payment for all obligations accruing prior to the date of termination.

                              ARTICLE III NOTICES

3.1 Except as provided in Section 8.6 herein, notices hereunder shall be given pursuant to the provisions of Section 18 of the General Terms and Conditions to the respective party at the applicable address, telephone number or facsimile machine number stated below or such other addresses, telephone numbers or facsimile machine numbers as the parties shall respectively hereafter designate in writing from time to time:

                                                    Service Agreement No. 905660
                                                          Authorization: Blanket
                                                                        Company:

Notices and General Correspondence

Southern Natural Gas Company
Post Office Box 2563
Birmingham, Alabama 35202-2563
Attention: Transportation Services Department
 Telephone No.: (205) 325-7223
 Facsimile Machine No.:(205) 325-7303

Dispatching Notices - Nominations/Confirmations/Scheduling

Southern Natural Gas Company
Post Office Box 2563
Birmingham, Alabama 35202-2563
Attention: Transportation Services Department
 Telephone No.: (205) 325-7223
 Facsimile Machine No.:(205) 325-7303

Emergencies/24-Hour Dispatching/
Limitation and Penalty Notices

Southern Natural Gas Company
Post Office Box 2563
Birmingham, Alabama 35202-2563
Attention: Gas Operations Department
 Telephone No.: (205) 325-7308
 Facsimile Machine No.: (205) 325-7375
Alternative Contacts:
(1) Attention: Gas Operations Department
Telephone No.: (205) 325-7305
Facsimile Machine No.: (205) 325-7375
(2)  Attention:  Gas Operations Department
     Telephone No:  (205) 325-7309
     Facsimile Machine No.: (205) 325-7375

Payments

Southern Natural Gas Company
Post Office Box 102502
68 Annex
Atlanta, Georgia 30368

                                                    Service Agreement No. 905660
                                                          Authorization: Blanket

Shipper:
Notices and General Correspondence
  MANAGER, GAS SUPPLY
  P.O. BOX 4569
  ATLANTA, GA 30302-4569
    Telephone No.: (404) 584-3798
    Facsimile Machine No.: (404) 584-3703

Dispatching Notices - Nominations/Confirmations
  DEBBIE MCNEELY
  P.O. BOX 4569
  ATLANTA, GA 30302-4569
    Telephone No.: (404) 584-3796
    Facsimile Machine No.: (404) 584-3703

Dispatching Notices - Limitations
  STEVEN L. MOORE
  P.O. BOX 4569
  ATLANTA, GA 30302-4569
    Telephone No.: (404) 584-4484
    Facsimile Machine No.: (404) 584-4772

Emergencies and 24-Hour Dispatching Contact
  STEVEN L. MOORE
  P.O. BOX 4569
  ATLANTA, GA 30302-4569
    Telephone No.: (404) 584-4484
    Facsimile Machine No.: (404) 584-4772
Alternative Contacts:
  (1) BRAD FREEMAN
      P.O. BOX 4569
      ATLANTA, GA 30302-4569
        Telephone No.: (404) 584-4993
        Facsimile Machine No.: (404) 584-4772
  (2) DEBBIE MCKNEELY
      P.O. BOX 4569
      ATLANTA, GA 30302-4569
        Telephone No.: (404) 584-3796
        Facsimile Machine No.: (404) 584-3703

Invoices
W. ANDREW HAMILTON
P.O. BOX 4569
ATLANTA, GA 30302-4569

                                                    Service Agreement No. 905660
                                                          Authorization: Blanket

                                ARTICLE IV TERM

4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term of ten (10) years from the date Company notifies Shipper that the facilities necessary to provide service hereunder, which Company must request and receive authorization from the Commission to construct, are complete and in service and therefore service will commence hereunder, and shall continue and remain in force and effect for successive terms of one (1) year each thereafter unless and until cancelled by either party giving 180 days written notice to the other party prior to the end of the primary term or any yearly extension thereof.

                                   ARTICLE V
                              CONDITIONS PRECEDENT

5.1 Unless otherwise agreed to by the parties, the terms of Rate Schedule FT, and the General Terms and Conditions thereto,shall apply to the acquisition or construction of any facilities necessary to effectuate this Agreement. Other provisions of this Agreement notwithstanding, Company shall be under no obligation to commence service hereunder unless and until (1) all facilities, of whatever nature, as are required to permit the receipt, measurement, transportation, and delivery of natural gas hereunder have been authorized, installed, and are in operating condition, and (2) Company, in its reasonable discretion, has determined that such service would constitute transportation of natural gas authorized under all applicable regulatory authorizations and the Commission's Regulations.

                                   ARTICLE VI
                                  REMUNERATION

6.1 Shipper shall pay Company monthly for the transportation services rendered hereunder the charges specified in Rate Schedule FT, including any penalty and other authorized charges assessed under Rate Schedule FT and the General Terms and Conditions. Company shall notify Shipper as soon as practicable of the date services will commence hereunder, and if said date is not the first day of the month, the Reservation Charge for the first month of service hereunder shall be adjusted to reflect only the actual number of days during said month that transportation service is available. Company may agree from time to time to discount the rate charged Shipper for services provided hereunder in accordance with the provisions of Rate Schedule FT. Said discounted charge shall be set forth on Exhibit E hereto. 6

                                                    Service Agreement No. 905660
                                                          Authorization: Blanket

6.2 The rates and charges provided for under Rate Schedule FT shall be subject to increase or decrease pursuant to any order issued by the Commission in any proceeding initiated by Company or applicable to the services performed hereunder. Shipper agrees that Company shall, without any further agreement by Shipper, have the right to change from time to time, all or any part of this Agreement, as well as all or any part of Rate Schedule FT, or the General Terms and Conditions thereto, including without limitation the right to change the rates and charges in effect hereunder, pursuant to Section 4(d) of the Natural Gas Act as may be deemed necessary by Company, in its reasonable judgment, to assure just and reasonable service and rates under the Natural Gas Act. Nothing contained herein shall prejudice the rights of Shipper to contest at any time the changes made pursuant to this Section 6.2, including the right to contest the transportation rates or charges for the services provided under this Agreement, from time to time, in any subsequent rate proceedings by Company under Section 4 of the Natural Gas Act or to file a complaint under Section 5 of the Natural Gas Act with respect to such transportation rates or charges.



                                  ARTICLE VII
                               SPECIAL PROVISIONS

7.1 If Shipper is a seller of gas under more than one Service Agreement and requests that Company allow it to aggregate nominations for certain Receipt Points for such Agreements, Company will allow such an arrangement under the terms and conditions set forth in this Article VII. To be eligible to aggregate gas, Shipper must comply with the provisions of Section 2.2 of the General Terms and Conditions and the terms and conditions of the Supply Pool Balancing Agreement executed by Shipper and Company pursuant thereto.

7.2 If Shipper is a purchaser of gas from seller(s) that are selling from an aggregate of Receipt Points, and Shipper wishes to nominate to receive gas from such seller's aggregate supplies of gas, Company will allow such a nomination, provided that the seller (i) has entered into a Supply Pool Balancing Agreement with Company and (ii) submits a corresponding nomination to deliver gas to Shipper from its aggregate supply pool.

                                  ARTICLE VIII
                                 MISCELLANEOUS

8.1 This Agreement constitutes the entire Agreement between the parties and no waiver by Company or Shipper of any default of either party under this Agreement shall operate as a waiver of any subsequent default whether of a like or different character.

                                                    Service Agreement No. 905660
                                                          Authorization: Blanket

8.2 The laws of the State of Alabama shall govern the validity, construction, interpretation, and effect of this Agreement.

8.3 No modification of or supplement to the terms and provisions hereof shal1 be or become effective except by execution of a supplementary written agreement between the parties except that in accordance with the provisions of Rate Schedle FT, and the General Terms and Conditions thereto, Receipt Points may be added to or deleted from Exhibit A and the Maximum Daily Receipt Quantity for any Receipt Point on Exhibit A may be changed upon execution by Company and Shipper of a Revised Exhibit A to reflect said change(s), and Delivery Points may be added to or deleted from Exhibit B and the Maximum Daily Delivery Quantity for any Delivery Point may be changed upon execution by Company and Shipper of a Revised Exhibit B to reflect said change(s); provided, however, that any such change to Exhibit A or Exhibit B must include corresponding changes to the existing Maximum Daily Receipt Quantities or Maximum Daily Delivery Quantities, respectively, such that the sum of the changed Maximum Daily Receipt Quantities shall not exceed the Transportation Demand and the sum of the Maximum Daily Delivery Quantities equals the Transportation Demand.

8.4 This Agreement shall bind and benefit the successors and assigns of the respective parties hereto. Subject to the provisions of Section 22 of the General Terms and Conditions applicable hereto, neither party may assign this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign or pledge this Agreement under the Provisions of any mortgage, deed of trust, indenture or similar Instrument.

8.5 Exhibits A, A-l, B, B-l, and/or E, if applicable, attached to this Agreement constitute a part of this Agreement and are incorporated herein.

8.6 This Agreement is subject to all present and future valid laws and orders, rules, and regulations of any regulatory body of the federal or state government having or asserting jurisdiction herein. After the execution of this Agreement, each party shall make and diligently prosecute all necessary filings with federal or other governmental bodies, or both, as may be required for the initiation and continuation of the transportation service which is the subject of this Agreement and to construct and operate any facilities necessary therefor. Each party shall have the right to seek such governmental authorizations as it deems necessary, including the right to prosecute its requests or applications for such authorization in the manner it deems appropriate. Upon either party's request, the other party shall timely provide or cause to be provided to the requesting party

                                                    Service Agreement No. 905660
                                                          Authorination: Blanket

such information and material not within the requesting party's control and/or possession that may be required for such filings. Each party shall promptly inform the other party of any changes in the representations made by such party herein and/or in the information provided pursuant to this paragraph. Each party shall promptly provide the party with a copy of all filings, notices, approvals, and authorizations in the course of the prosecution of its filings. In the event all such necessary regulatory approvals have not been issued or have not been issued on terms and conditions acceptable to Company or Shipper within twelve
(12) months from the date of the initial application therefor, then Company or Shipper may terminate this Agreement without further liability or obligation to the other party by giving written notice thereof at any time subsequent to the end of such twelve-month period, but prior to the receipt of all such acceptable approvals. Such notice will be effective as of the date it is delivered to the
U. S. Mail, for delivery by certified mail, return receipt requested.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above by their respective duly authorized officers.


Attest:                                       SOUTHERN NATUAL GAS COMPANY



Illegible Signature                           By /s/ Joel Anderson
                                              Its Vice President



Attest:/s/ J.E. Greer                         CHATTANOOGA GAS COMPANY


                                              By /s/ K.A Royse
                                              Its President

                                                   SERVICE AGREEMENT NO:  905660

                                   EXHIBIT A

The legal description of the Receipt Points listed below are more particularly set forth in Company's Receipt Point catalog, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system.


RECEIPT POINT:                                                          MDRQ
                                                          ZONE         in Mcf



/s/ K.A. Royse                                    /s/ Joel Anderson
CHATTANOOGA GAS COMPANY                           SOUTHERN NATURAL GAS COMPANY

EFFECTIVE DATE: May 17,1995

                                                   SERVICE AGREEMENT NO:  905660

                                   EXHIBIT B

The legal description of the Delivery Points listed below are more particularly set forth in Company's Delivery Point catalog, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system.

DELIVERY POINT:                                                 MDDQ CONTRACT
790200 CHATTANOOGA GAS COMPANY                                in Mcf     PRESS.
                                                               5,000      250
--------------------------------------------------------------------------------



/S/ K.A. Royse                                   /s/ Joel Anderson
CHATTANOOGA GAS COMPANY                          SOUTHERN NATURAL GAS COMPANY

EFFECTIVE DATE: May 17,1995

                                                    Service Agreement No. 905660


                                   EXHIBIT E
                              Discount Information

Discounted Transportation Rate: See below

Discounted Rate Effective From: See below

This Exhibit E shall be in effect for a period which begins on the date that Company notifies Shipper that service will commence hereunder and terminates on the earlier of (i) three years from commencement of service hereunder, or (ii) the effective date of any Transportation Demand reduction under or termination of Shipper's FT Service Agreement No. 904470 dated November 1, 1994, ("Rate Cap Period"). During the term of this Agreement, Shipper shall pay the full charges and surcharges applicable to service under Rate Schedule FT, including any applicable charges assessed to this Agreement under the General Terms and Conditions of Company's Tariff, provided, however, that during the Rate Cap Period the Reservation Charge to be paid by Shipper under this Agreement shall not exceed $12.50 per Mcf.



















/S/ K.A. Royse                         /s/ Joel Anderson
CHATTANOOGA GAS COMPANY                SOUTHERN NATURAL GAS COMPANY
(Shipper)                                 (Company)

SERVICE AGREEMENT NO: 905660
EXHIBIT A-1

The legal description of the Receipt Points listed below are more particularly set forth in the Company's Receipt Point catalogs, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system.


                                                              Maximum Daily
                                                                 Receipt
Production Area Receipt Points:                             Quantity in MMBTU
010850 ALLIANCE - CITRUS LAND #1                            PO             5,000
601600 ANGI - JACKSON TO SNG                                PO             5,000
604000 ANR - SHADYSIDE TO SNG                               PO             5,000

ARCO - MOPS EXCH - MATAGORDA ISLAND 686

OFFSYSTEM RECEIPT POINT:
664100 ARCO - MOPS EXCH - MATAGORDA ISLAND 686              P0             5,000

OFFSYSTEM DELIVERY  POINT(S):
656800 NNG EXCHANGE - MOPS TIVOLI
656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI
656802 FGT EXCHANGE - MOPS TIVOLI

010600 BARATARIA SOUTH                                      PO             5,000
025300 BARATANIA WEST - CANLAN                              PO             5,000
015200 BASTIAN BAY #1                                       PO             5,000
038300 BAY NATCHEZ                                          PO             5,000
034200 BAYOU BOULLION - AMERICAN QUASAR                     PO             5,000
032100 BAYOU BOULLION - WILBERT 1                           PO             5,000
032400 BAYOU CROOK CHENE                                    PO             5,000
010700 BAYOU DE FLEUR - CHEVRON                             PO             5,000
017000 BAYOU    FELICE - TEXACO - SOUTH PASS 24             PO             5,000
018800 BAYOU    FELICE - VINTAGE - SOUTH PASS 24            PO             5,000
030500 BAYOU LONG #1                                        PO             5,000
024700 BAYOU LONG #3 - VINTAGE                              PO             5,000
030600 BAYOU LONG NORTH                                     PO             5,000
027500 BAYOU MONGOULOIS R/S - PLAINS RESOURCES              PO             5,000
400300 BAYOU MONGOULOIS TO SNG                              PO             4,800
030900 BAYOU POSTILLION - ANSON #2                          PO             5,000
031000 BAYOU POSTILLION - EXXON                             PO             5,000
030850 BAYOU POSTILLION - LLOG                              PO             3,000
034900 BAYOU POSTILLION - WILLIAMS                          PO             5,000
036300 BAYOU SALE - MCCORMICK                               PO             5,000
035900 BAYOU SALE - NRM                                     PO             5,000
030000 BAYOU SALE - TEXACO - HORSESHOE BAYOU                PO             5,000
010500 BAYOU VILLARS - CHEVRON                              PO             5,000
051513 BEAR CREEK - BROYLES FANNIE WOOD #1                  GO             5,000
051510 BEAR CREEK - BROYLES R/S #1                          GO             3,336

SERVICE AGREEMENT NO: 905660
EXHIBIT A-1
PAGE 2 OF 15
                                                              Maximum Daily
                                                                 Receipt
                                                             Quantity in MMBTU

Production Area Receipt Points:
051512    BEAR CREEK - BROYLES R/S #2                       GO            5,000
051515    BEAR CREEK - PAN OK D.E. BROWN #1                 GO            5,000
503971    BEAR CREEK - RECEIPTS FROM TENNESSEE              P0            5,000
051550    BEAR CREEK - SONAT ARTHUR SOUR                    GO            3,384
051514    BEAR CREEK - SONAT CONTINENTAL CAN #2             GO            5,000
051544    BEAR CREEK - SONAT CRAWLEY #A-1                   GO            5,000
051540    BEAR CREEK - SONAT CRAWLEY #1                     GO            5,000
051535    BEAR CREEK - SONAT CRAWLEY M #1                   GO            1,368
051567    BEAR CREEK - SONAT CULBERTSON "A" NO. l           GO            5,000
051556    BEAR CREEK - SONAT DUNCAN #1                      GO            3,360
051539    BEAR CREEK - SONAT F. WOODS #1-2 ALT              GO            5,000
051516    BEAR CREEK - SONAT H. JORDAN #1                   GO            5,000
051557    BEAR CREEK - SONAT HARRISON #4                    GO            5,000
051517    BEAR CREEK - SONAT HODGE HUNT #1C                 GO            2,856
051518    BEAR CREEK - SONAT J. HARRISON #2                 GO            5,000
051549    BEAR CREEK - SONAT JAMES JORDAN #1                GO            5,000
051563    BEAR CREEK - SONAT JORDAN #B-1                    GO            3,360
051546    BEAR CREEK - SONAT KMI CONT. ROYALTY #1           GO            2,856
051537    BEAR CREEK - SONAT KMI ROYALTY M#1                GO            5,000
051564    BEAR CREEK - SONAT LOE "C" NO. 1                  GO            5,000
051565    BEAR CREEK - SONAT LOE "D" NO. 1                  GO            5,000
051558    BEAR CREEK - SONAT LOE B-1 (COTTON VALLEY)        GO            5,000
051559    BEAR CREEK - SONAT LOE B-1 (HOSSTON)              GO            5,000
051560    BEAR CREEK - SONAT LOE B-2                        GO            5,000
051519    BEAR CREEK - SONAT LONETTE JONES #1               GO            5,000
051561    BEAR CREEK - SONAT LOUISIANA MINERALS A #1        GO            5,000
051536    BEAR CREEK - SONAT M.E. JORDAN #12-1              GO            5,000
051562    BEAR CREEK - SONAT MCGEE #A-1                     GO            2,856
051522    BEAR CREEK - SONAT MS. E. CONVILLE #1D            GO            5,000
051524    BEAR CREEK - SONAT N A CULBERTSON #1 (SLIG0)      GO            5,000
051525    BEAR CREEK - SONAT O.C. POOLE #2                  GO            5,000
051526    BEAR CREEK - SONAT O.M. ALLISON #1                GO            5,000
051527    BEAR CREEK - SONAT OTIS POOLE #3                  GO            5,000
051547    BEAR CREEK - SONAT POOLE #5                       GO            5,000
051529    BEAR CREEK - SONAT SNG FEE #2                     G0            5,000
051530    BEAR CREEK - SONAT T.A. L0E #3                    G0            5,000
051542    BEAR CREEK - SONAT T.A. LOW M#1                   GO            2,856
051531    BEAR CREEK - SONAT T.J. CUMMINGS #2               GO            5,000
051533    BEAR CREEK - SONAT T.J. CUMMINGS #4               GO            5,000
051534    BEAR CREEK - SONAT W.T. HAYES #1                  GO            5,000
051551    BEAR CREEK - TXO ALLISON #1                       GO            3,360
051553    BEAR CREEK - TXO CRAWLEY #C-1                     GO            3,360
051543    BEAR CREEK - TXO FEDERAL LAND BANK #1             GO            5,000
050900    BENSON                                            PO            2,000
604800    BENSON SABINE-TEXICAN                             PO            4,500

                                                    SERVICE AGREEMENT NO: 905660
                                  EXHIBIT A-1
                                  PAGE 3 OF 15

Production Area Receipt Points:
                                                                 Maximum Daily
                                                                    Receipt
                                                               Quantity in MMBTU


050950 BENSON - TXO POLLOCK F                                       PO     4,800
602200 BIG POINT                                                    PO     5,000
013900 BLACK BAY - GULF                                             PO     5,000
014000 BLACK BAY - WEST - CHEVRON                                   PO     5,000
690700 BOURBON LINE (FGT) FROM MISS CANYON 268                      PO     5,000
690600 BOURBON LINE (FGT) FROM MISS CANYON 311                      PO     5,000
690500 BOURBON LINE (FGT) FROM WEST DELTA 152                       PO     5,000

BRAZOS A-133A - TEXACO

OFFSYSTEM RECEIPT POINT:
509100 BRAZOS A-133A - TEXACO                                       PO     5,000


       0FFSYSTEM DELIVERY POINT(S):
       519000 TRANSCO MARKHAM PLANT - CENTRAL TEXAS LOOP
       519001 NGPL EXCHANGE - TRANSC0 MARKHAM  PLANT
       672600 SNG - TRANSC0 EXCHANGE - WHARTON COUNTY, TX

BRAZOS A-133B - TEXACO

OFFSYSTEM RECEIPT POINT:
509150 BRAZOS A-133B - TEXACO                                       PO     5,000

       OFFSYSTEM DELIVERY POINT(S):
       519000 TRANSCO MARKHAM PLANT - CENTRAL TEXAS LOOP
       519001 NGPL EXCHANGE - TRANSCO MARKHAM PLANT
       672600 SNG - TRANSCO EXCHANGE - WHARTON COUNTY, TX

BRAZOS A-47 - TEXAS GULF

OFFSYSTEM RECEIPT POINT:
508400 BRAZOS A-47 - TEXAS GULF                                     PO     5,000

OFFSYSTEM DELIVERY POINT(S):
       519000 TRANSCO MARKHAM PLANT - CENTRAL TEXAS LOOP
       519001 NGPL EXCHANGE - TRANSCO MARKHAM PLANT
       672600 SNG - TRANSC0 EXCHANGE -WHARTON COUNTY, TX

BRAZOS 367-L

OFFSYSTEM RECEIPT POINT:
503300 BRAZOS 367-L                                                 PO     1,000

       OFFSYSTEM DELlVERY POINT(S):
       656900 FGT EXCHANGE - BRAZOS 367

                                                    SERVICE AGREEMENT N0: 905660
                                  EXHIBIT A-1
                                  PAGE 4 OF 15
                                                            MAXIMUM Daily
                                                               Receipt
                                                           Quantity in MMBTU
Production Area Receipt Points:

512100 BRETON SOUND 11                                         PO   5,000
016200 BRETON SOUND 18 (19,30,35 & MP 21)                      PO   5,000
020600 BRETON SOUND 21                                         PO   5,000
023000 BRETON SOUND 23 - POGO                                  PO   5,000
020800 BRETON SOUND 32                                         PO   5,000
015600 BRETON SOUND 34                                         PO   5,000
016300 BRETON SOUND 36 (BS29)                                  PO   5,000
035800 BULL BAYOU                                              PO   1,500
022800 CARTHAGE - UPRC                                         PO   5,000
013100 CHANDELEUR SOUND 25                                     PO   5,000
654000 CHANDELEUR SOUND 51                                     PO   5,000
036700 CHANDELEUR SOUND 51 - GULF                              PO   5,000
024300 CHANDELEUR SOUND 52 - UNION                             PO   5,000
021400 CHANDELEUR SOUND 71 - MLG                               PO   5,000
013400 CHANDELEUR SOUND 73                                     PO   5,000
685200 COGNAC LINE (FGT) FROM MISS CANYON 109                  PO   5,000
685000 COGNAC LINE (FGT) FROM MISS CANYON 194                  PO   5,000
685100 COGNAC LINE (FGT) FROM MISS CANYON 20                   PO   5,000
685300 COGNAC LINE (FGT) FROM SOUTH PASS 27                    PO   5,000
685600 COGNAC LINE (TGPL) FROM MISS CANYON 109                 PO   5,000
685400 COGNAC LINE (TGPL) FROM MISS CANYON 194                 PO   5,000
685500 COGNAC LINE (TGPL) FROM MISS CANYON 20                  PO   5,000
685700 COGNAC LINE (TGPL) FROM SOUTH PASS 27                   PO   5,000
605500 COLUMBIA GULF - SHADYSIDE TO SNG                        PO   5,000

CONE MILLS - NABISCO

OFFSYSTEM RECEIPT POINT:
034100 CONE MILLS - NABISCO                                    PO   2,500

OFFSYSTEM DELIVERY POINT(S):
    501000 EAST HAPPYTOWN - BAYOU HENRY TO GGC


015700 COQUILLE BAY                                            P0   5,000
027100 COQUILLE BAY - COMMERCE                                 P0   5,000
015800 COQUILLE BAY - SOUTH                                    P0   2,500
014800 COX BAY                                                 P0   5,000
400650 CUTOFF FIELD - COLUMBIA EXCHANGE                        P0   5,000
014200 DIAMOND - GULF EXPLORATION                              P0   5,000

EAST CAMERON 23

OFFSYSTEM RECEIPT POINT:
503404 EAST CAMERON 23                                         P0   5,000

                                                    SERVICE AGREEMENT NO: 905660
                                  EXHIBIT A-1
                                  PAGE 5 OF 15

                                                             Maximum Daily
                                                               Receipt
Production Area Receipt Points:                             Quantity in MMBTU

OFFSYSTEM DELIVERY POINT(S):
689300 COLUMBIA GULF EXCHANGE - EAST CAMERON 23

EAST CAMERON 46

OFFSYSTEM RECEIPT POINT:
502200 EAST CAMERON 46                                         PO   5,000

OFFSYSTEM DELIVERY POINT(S):
032508 TENN EXCHANGE - EAST CAMERON 46

027750 EAST LAKE WASHINGTON - LL&E                             P0   5,000
019000 ELOI BAY - TIPCO                                        P0   5,000

EUGENE ISLAND 108

OFFSYSTEM RECEIPT POINT:
508300 EUGENE ISLAND 108

OFFSYSTEM DELIVERY POINT(S):
673500 TRANSCO EXCHANGE - EUGENE ISLAND 129                    P0   5,000

EUGENE ISLAND 341

OFFSYSTEM RECEIPT POINT:
037203 EUGENE ISLAND 341

OFFSYSTEM DELIVERY POINT(S):
037204 ANR EXCHANGE - EUGENE ISLAND 341                        PO   3,650

EUGENE ISLAND 47

OFFSYSTEM RECEIPT POINT:
035200 EUGENE ISLAND 47

OFFSYSTEM DELIVERY POINT(S):
675900 UNITED EXCHANGE - EUGENE ISLAND 51                      PO   5,000

EUGENE ISLAND 57

OFFSYSTEM RECEIPT POINT:
503000 EUGENE ISLAND 57

OFFSYSTEM DELIVERY POINT(S):
675800 UNITED EXCHANGE - EUGENE ISLAND 32                      PO   5,000

                                                    SERVICE AGREEMENT NO: 905660
                                  EXHIBIT A-1
                                  PAGE 6 OF 15



                                                               Maximum Daily
                                                                  Receipt
Production Area Receipt Points:                               Quantity in MMBTU

   029000 FGT - FRANKLINTON - TO SNG                             PO     5000
   037300 FT. PIKE                                               PO     5000
   017250 GRAND BAY - MID-LOUISIANA EXCHANGE                     PO     5000
   038500 GRAND CANE - TEXICAN                                   PO     2000
   024200 GRAYS CREEK                                            PO     5000
   601950 GULF STATES - GSP TO SNG                               PO     5000
   049912 JOAQUIN - ARCO J.S. PRICE #2                           GO     5000
   049913 JOAQUIN - ARCO J.S. PRICE #3                           GO     3336
   049911 JOAQUlN - ARCO R/S #1                                  GO     5000
   049944 JOAQUIN - BIG RUN SILER #1                             GO     1368
   049910 JOAQUIN - FREDONIA COOK #1                             GO     2856
   049927 JOAQUIN - GRAND ENERGY                                 GO     5000
   049929 JOAQUIN - GRAND ENERGY R/S #2                          GO     1752
   049917 JOAQUIN - KEY C. CHILDRESS #1                          GO     5000
   049919 JOAQUIN - KEY E.L. LOWE #1                             GO     2856
   049920 JOAQUIN - KEY E.L. LOWE #2                             GO     5000
   049912 JOAQUIN - KEY GARRETT #1                               GO     5000
   049905 JOAQUIN - KEY R/S #1                                   GO     5000
   049906 JOAQUIN - KEY R/S #2                                   GO     2856
   049923 JOAQUIN - KEY REED #1                                  GO     3336
   049924 JOAQUIN - KEY RUSHING #1                               GO     2856
   049925 JOAQUIN - KEY TEXAS CORP                               GO     2856
   049930 JOAQUIN - SONAT BROOKS #1                              GO     1128
   049932 JOAQUIN - SONAT O.L. GUY #1                            GO     5000
   049933 JOAQUIN - SONAT O.L. GUY #2                            GO     5000
   049940 JOAQUIN - SONAT PICKERING B-7                          GO     5000
   049945 JOAQUIN - SONAT PICKERING C-8                          GO     3312
   049948 JOAQUIN - SONAT PICKERING C-9                          GO     3360
   049943 JOAQUIN - SONAT R/S #2                                 GO     5000
   049949 JOAQUIN - STATELINE R/S                                GO     5000
   512000 KOCH GATEWAY - FT. PIKE TO SNG                         PO     5000
   602910 KOCH GATEWAY - LIVINGST0N TO SNG (DISPLACE)            PO     5000
   030300 KOCH GATEWAY - SHADYSIDE TO SNG                        PO     5000
   538100 KOCH GATEWAY - ST. MARTIN TO SNG                       PO     5000
   601110 KOCH GATEWAY -TANGIPAHOA TO SNG (DISPLACE)             PO     5000
   013060 LAKE CAMPO - LINDER                                    PO     5000
   013600 LAKE FORTUNA                                           PO     3000
   025600 LAKE FORTUNA - NOMECO                                  PO     5000
   031900 LAKE LAROSE                                            PO     5000
   023300 LAKE ST. CATHERINE                                     PO     5000
   035600 LAKE WASHINGION - LADD                                 PO     5000
   036100 LAKE WASHINGTON NORTH #2 - PHILLIPS                    PO     5000
   015000 LAKE WASHINGTON SOUTH - PHILLIPS                       PO     5000

LEDRICK RANCH - ALPHA #1-7

OFFSYSTEM RECEIPT POINT:
503408 LEDRICK RANCH - ALPHA #l-7                                PO    5,000

                                                    SERVICE AGREEMENT NO: 905660
                                  EXHIBIT A-1
                                  PAGE 7 OF 15
                                                                Maximum Daily
                                                                   Receipt
Production Area Receipt Points:                              Quantity in MMBTU
OFFSYSTEM DELIVERY POINT(S):
692300  NNG  EXCHANGE - ROBERTS COUNTY, TEXAS

LEDRICK RANCH - LARD 1-61

OFFSYSTEM RECEIPT POINT:
503407  LEDRICK RANCH - LARD 1-61                                PO    5,000

OFFSYSTEM DELIVERY POINT(S):
692300 NNG EXCHANGE - ROBERTS COUNTY, TEXAS

LEDRICK RANCH - MAULSBY 1-4

OFFSYSTEM RECEIPT POINT:
503405 LEDRICK RANCH - MAULSBY 1-4                               PO    5,000

OFFSYSTEM DELIVERY POINT(S):
692300  NNG  EXCHANGE - ROBERTS COUNTY, TEXAS

LEDRICK RANCH - MAUSLBY 2-4

OFFSYSTEM RECEIPT POINT:
503406 LEDRICK RANCH - MAUSLBY 2-4                               PO    5,000

OFFSYSTEM DELIVERY POINT(S):
692300 NNG EXCHANGE - ROBERTS COUNTY, TEXAS

048000 LIG - LOGANSPORT TO SNG                                   PO    5,000
011000 LITTLE LAKE                                               PO    5,000
657100 LITTLE LAKE SOUTH                                         PO    4,500

LOCKHART CROSSING - AMOCO

OFFSYSTEM RECEIPT POINT:
044200 LOCKHART CROSSING - AMOCO                                 GO    5,000

OFFSYSTEM DELIVERY POINT(S):
690900 KOCH GATEWAY EXCHANGE - LOCKHART CROSSING

050011 LOGANSPORT - ARCO A.D. COBB                               GO    3,336
050012 LOGANSPORT - ARCO A.E. WELLS #1                           GO    1,368
050013 LOGANSPORT - ARCO ALSTON FROST #2                         GO    3,336
050017 LOGANSPORT - ARCO D.B. FURLOW                             GO    5,000
050016 LOGANSPORT - ARCO D.B. LEWIS                              GO    5,000
050018 LOGANSPORT - ARCO FROST BILLINGSLEY #1                    GO    2,856

                                                    SERVICE AGREEMENT NO: 905660
                                  EXHIBIT A-1
                                  PAGE 8 OF 15
                                                           Maximum Daily
                                                              Receipt
Production Area Receipt Points:                            Quantity in MMBTU

   050019 LOGANSPORT - ARCO FROST BILLINGSLEY #2            GO     3,336
   050020 LOGANSPORT - ARC0 FROST LUMBER IND #1             GO     1,368
   050021 LOGANSPORT - ARC0 FROST LUMBER IND #2             GO     2,856
   050026 LOGANSPORT - ARCO J. O. PACE                      GO     1,368
   050033 LOGANSPORT - ARCO R/S #1                          GO     5,000
   050032 LOGANSPORT - ARCO R/S #2                          GO     5,000
   050027 LOGANSPORT - ARGO R/S #3                          GO     2,856
   050036 LOGANSPORT - ARCO T. J. HOLLINGSWORTH             GO     2,856
   050037 LOGANSPORT - CITIES A. W. WELLS #1                GO     5,000
   050058 LOGANSPORT - CITIES A. W. WELLS #2                GO     5,000
   050043 LOGANSPORT - CITIES STEPHENS A LEASE              GO     1,368
   050044 LOGANSPORT - CITIES W. E. STEPHEN B-1             GO     5,000
   050048 LOGANSPORT - INEXCO WILLIAMS ESTATE               GO     5,000
   050057 LOGANSPORT - KEYS R/S #1                          GO     1,368
   025500 LOGANSPORT - LONG O&G R/S #1                      PO     5,000
   050067 LOGANSPORT - MARATHON DOW A-1                     GO     5,000
   050055 LOGANSPORT - MARATHON DOWDELL                     GO     3,360
   050061 LOGANSPORT - MARATHON O. E. PRICE #1              GO     2,856
   050069 LOGANSPORT - MARATHON PARK CIRCLE #1              GO     3,360
   050053 LOGANSPORT - MARATHON R/S #1                      GO     4,776
   050068 LOGANSPORT - MARATHON W. A. WILLIAMS #1           GO     3,360
   050001 LOGANSPORT - MARSHALL R/S #1                      GO     5,000
   050002 LOGANSPORT - MARSHALL R/S #2                      GO     5,000
   050003 LOGANSPORT - MARSHALL R/S #3                      GO     2,856
   050060 LOGANSPORT - OXY FROST #2                         GO     2,856
   050064 LOGANSPORT - OXY FULMER A-1                       GO     5,000
   050056 LOGANSPORT - OXY M. E. WILLIAMS #1                GO     3,360
   050040 LOGANSPORT - OXY R/S #1                           GO     5,000
   050039 LOGANSPORT - OXY R/S #2                           GO     3,336
   050041 LOGANSPORT - OXY R/S #4                           GO     5,000
   050062 LOGANSPORT - OXY STEPHEN B-2 ALT                  GO     3,360
   050066 LOGANSPORT - PG&E RESOURCES #3                    GO     5,000
   050046 LOGANSPORT - PG&E RESOURCES R/S #4                GO     5,000
   050065 LOGANSPORT - TEX/CON R/S #1                       GO     4,776
   050047 LOGANSPORT - TEX/CON R/S #2                       GO     5,000
   604110 LRC - CARRVILLE TO SNG (DISPLACEMENT)             PO     5,000
   664000 LRC - WHITE CASTLE TO SNG                         PO     5,000
   024600 LUCKY FIELD                                       PO     5,000
   024400 MAIN PASS 108                                     PO     5,000
   023800 MAIN PASS 116 - MAXUS                             PO     5,000
   028250 MAIN PASS 123 - POGO EXCHANGE                     PO     5,000
   037600 MAIN PASS 127 - CHEVRON                           PO     5,000
   023500 MAIN PASS 129 - HALL HOUSTON                      PO     5,000
   021200 MAIN PASS 133C                                    PO     5,000
   026750 MAIN PASS 138 - UMC EXCHANGE                      PO     5,000

                                                    SERVICE AGREEMENT NO: 905660
                                  EXHIBIT A-1
                                  PAGE 9 OF 15



                                                          Maximum Daily
                                                           Receipt
Production Area Receipt Points:                           Quantity in MMBTU

017800 MAIN PASS 144 - CHEVRON                            PO   5,000
663300 MAIN PASS 151 - M.P. 72 - UNITED EXCHANGE          PO   5,000
663000 MAIN PASS 151 - NGPL EXCHANGE                      PO   5,000
018300 MAIN PASS 153 - S.P. 65 - SHELL                    PO   5,000
028050 MAIN PASS 181 - DIAMOND SHAMROCK EXCHANGE          PO   5,000
022700 MAIN PASS 265                                      PO   5,000
019900 MAIN PASS 288 - CONOCO                             PO   5,000
018400 MAIN PASS 289 - M.P. 290 - SHELL                   PO   5,000
026050 MAIN PASS 292 - AMERADA EXCHANGE                   PO   5,000
018100 MAIN PASS 293 - M.P. 306 - SUN                     PO   5,000
020000 MAIN PASS 296                                      PO   5,000
017900 MAIN PASS 298 - CHEVRON                            PO   5,000
018500 MAIN PASS 306                                      PO   5,000
022900 MAIN PASS 310                                      PO   5,000
021651 MAIN PASS 311 - WALTER O&G EXCHANGE                PO   5,000
021600 MAIN PASS 311A                                     PO   5,000
021700 MAIN PASS 311B                                     PO   5,000
021300 MAIN PASS 313                                      PO   5,000
016100 MAIN PASS 46 - NERCO                               PO   5,000
651000 MAIN PASS 46 - QUINTANA                            PO   5,000
016000 MAIN PASS 47                                       PO   5,000
026150 MAIN PASS 49 - EDC EXCHANGE                        PO   5,000
023900 MAIN PASS 59                                       PO   5,000
023200 MAIN PASS 64 - HOWELL                              PO   5,000
016451 MAIN PASS 68 - PELTO EXCHANGE                      PO   5,000
016400 MAIN PASS 69                                       PO   5,000
027400 MAIN PASS 69(FEDERAL)                              PO   5,000
036901 MAIN PASS 72 - EXCHANGE                            PO   5,000
036900 MAIN PASS 73 - M.P. 72/73/74 - MOBIL               PO   5,000
023100 MAIN PASS 77 - CHEVRON                             PO   5,000
012000 MANILA VILLAGE                                     PO   5,000
011900 MANILA VILLAGE #2                                  PO   5,000
012050 MANILA VILLAGE S. E.                               PO   5,000

MATAGORDA ISLAND 632

OFFSYSTEM RECEIPT POINT:
508001 MATAGORDA ISLAND 632                               P0   5,000

OFFSYSTEM DELIVERY POINT(S):
656800 NNG EXCHANGE - MOPS TIVOLI
656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI
656802 FGT EXCHANGE - MOPS TIVOLI

MATAGORDA ISLAND 665

OFFSYSTEM RECEIPT POINT:
502100 MATAGORDA ISLAND 665                               PO   5,000

SERVICE AGREEMENT ND: 905660
EXHIBIT A-1
PAGE 10 OF 15
                                                              Maximum Daily
                                                               Receipt
Production Area Receipt Points:                               Quantity in MMBTU

OFFSYSTEM DELIVERY POINT(S):
656800 NNG EXCHANGE - MOPS TIVOLI
656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI
656802 FGT EXCHANGE - MOPS TIVOLI

MATAGORDA ISLAND 686

OFFSYSTEM RECEIPT POINT:
511500 MATAGORDA ISLAND 686                                   PO    5,000


OFFSYSTEM DELIVERY POINT(S):
656800 NNG EXCHANGE - MOPS TIVOLI
656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI
656802 FGT EXCHANGE - MOPS TIVOLI

MATAGORDA ISLAND 686 - 0XY USA EXCHANGE

OFFSYSTEM RECEIPT POINT:
MATAGORDA ISLAND 686 - OXY USA EXCHANGE                       P0    5,000

OFFSYSTEM DELIVERY POINT(S):
656800 NNG EXCHANGE - MOPS TIVOLI
656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI
656802 FGT EXCHANGE - MOPS TIVOLI



MATAGORDA ISLAND 686 - WALTER 0&G EXCHANGE

OFFSYSTEM RECEIPT POINT:
692800 MATAGORDA ISLAND 686 - WALTER 0&G EXCHANGE             P0    5,000

OFFSYSTEM DELIVERY POINT(S):
656800 NNG EXCHANGE - MOPS TIVOLI
656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI
656802 FGT EXCHANGE - MOPS TIVOLI


MATAGORDA ISLAND 696

OFFSYSTEM RECEIPT POINT:
508900 MATAGORDA ISLAND 696                                   P0    5,000


OFFSYSTEM DELIVERY POINT(S):
656800 NNG EXCHANGE - MOPS TIVOLI
656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI
856802 FGT EXCHANGE - MOPS TIVOLI

SERVICE AGREEMENT NO: 905660
EXHIBIT A-1
PAGE 11 OF 15
                                                            Maximum Daily
                                                               Receipt
Production Area Receipt Points:                           Quantity in MMBTU

603300       MISSISSIPPI CANYON 109 - BP                   PO        5,000
022400       MISSISSIPPI CANYON 194                        PO        5,000
603700       MISSISSIPPI CANYON 20 - BP                    PO        5,000
024950       MISSISSIPPI CANYON 268 - ORYX EXCHANGE        PO        5,000
037400       MISSISSIPPI CANYON 268A - EXXON               PO        5,000
037000       MISSISSIPPI CANYON 311                        PO        5,000
027800       MISSISSIPPI CANYON 397                        PO        5,000
012400       MONTEGUT                                      PO        5,000
030700       MYSTIC BAYOU                                  PO        5,000
663200       NGPL - ERATH TO SNG                           PO        5,000
---------------------------------------------------------------------------

NNG EXCHANGE - MATAGORDA ISLAND 713

OFFSYSTEM RECEIPT POINT:
663900       NNG EXCHANGE - MATAGORDA ISLAND 713           PO        5,000

OFFSYSTEM DELIVERY POINT(S):
656800       NNG EXCHANGE - MOPS TIVOLI
656801       CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI
656802       FGT EXCHANGE - MOPS TIVOLI
---------------------------------------------------------------------------

030200       PATTERSON - PLANT OUTLET                      GO        5,000
025400       PATTERSON - ZENOR                             GO        5,000
026200       PAXTON R/S                                    PO        5,000
014100       POINTE A LA HACHE                             PO        5,000
010900       QUARANTINE BAY                                PO        5,000
016500       ROMERE PASS                                   PO        5,000
605200       SABINE - HENRY HUB TO SNG                     PO        5,000
019300       SATURDAY ISLAND - HUBCO                       PO        5,000
605300       SEA ROBIN - ERATH TO SNG                      PO        5,000
033200       SECTION 28 - AMOCO                            PO        3,000
032900       SECTION 28 - GULF                             PO          250
---------------------------------------------------------------------------

SHELL - MOPS EXCHANGE - MAT IS 686 (MAT 681)

OFFSYSTEM RECEIPT POINT:
664150       SHELL - MOPS EXCHANGE - MAT IS 686 (MAT 681)  PO        5,000

OFFSYSTEM DELlVERY POINT(S):
656800       NNG EXCHANGE - MOPS TIVOLI
656801       CHANNEL INDUSTRIES EXCHANGE - MOPS TIV0LI
656802       FGT EXCHANGE - MOPS TIVOLI
---------------------------------------------------------------------------

SHIP SHOAL 84 - AMOCO

0FFSYSTEM RECEIPT POINT:
029003       SHIP SHOAL 84 - AMOCO                         PO        5,000

SERVICE AGREEMENT NO: 905660
EXHIBIT A-1
PAGE 12 OF 15
                                                               Maximum Daily
                                                                   Receipt
Production Area Receipt Points:                              Quantity in MMBTU

OFFSYSTEM DELIVERY POINT(S):
695900       TRANSCO EXCHANGE - SHIP SHOAL 70
695950       TRANSCO EXCHANGE - SHIP SHOAL 72
-------------------------------------------------------------------------------

022450       SOUTH PASS 27 - TEXACO                         PO           5,000
020400       SOUTH PASS 60                                  PO           5,000
026950       SOUTH PASS 62 - BP EXCHANGE                    PO           5,000
018200       SOUTH PASS 62 - CHEVRON                        PO           5,000
018600       SOUTH PASS 62 - SHELL                          PO           5,000
021100       SOUTH PASS 70                                  PO           5,000
-------------------------------------------------------------------------------

SOUTH PASS 77 - OXY

OFFSYSTEM RECEIPT POINT:
045501       SOUTH PASS 77 - OXY                            PO           5,000

OFFSYSTEM DELIVERY POINT(S):
694700       TENN EXCHANGE - SOUTH PASS 77 (SP 78)
-------------------------------------------------------------------------------

SOUTH TIMBALIER 37

OFFSYSTEM RECEIPT POINT:
032506       SOUTH TIMBALIER 37                             PO           5,000

OFFSYSTEM DELIVERY POINT(S):
694900       TENN EXCHANGE - SOUTH TIMBALIER 37
-------------------------------------------------------------------------------

050300       SPIDER - PHILLIPS #1                           PO           5,000
032600       ST. GABRIEL                                    GO           5,000
013700       STUARD'S BLUFF                                 PO           5,000
013200       STUARD'S BLUFF EAST - RANGER                   PO           5,000
601700       SUGAR BOWL #3 - DESOTO PARISH                  PO           1,000
601410       SUGAR BOWL #6 - TO SNG - DISPLACEMENT          PO           5,000
601900       SUGAR BOWL #7 - BIENVILLE PARISH TO SNG        PO           5,000
603000       SUGAR BOWL #9 - DESOTO PARISH TO SNG           PO           4,080
032500       TENN - PATTERSON TO SNG                        PO           5,000
503802       TENN - TOCA TO SNG                             PO           5,000
501410       TEXAS GAS - BAYOU PIGEON TO SNG                PO           5,000
046400       TRANSCO - FROST TO SNG                         PO           5,000
601500       TRANSOK - BIENVILLE PARISH TO SNG              PO           5,000
502710       TRUNKLINE - SHADYSIDE TO SNG                   PO           5,000
018450       VKGC - MAIN PASS 289 TO SNG                    PO           5,000
017100       WEST BAY                                       PO           5,000
017120       WEST BAY - NORTHCOAST                          PO           5,000
017500       WEST DELTA 105                                 PO           5,000

SERVICE AGREEMENT NO: 905660
EXHIBIT A-1
PAGE 13 OF 15
                                                             Maximum Daily
                                                                Receipt
Production Area Receipt Points:                            Quantity in MMBTU

017600       WEST DELTA 133,152 - TAYLOR                   PO           5,000
015100       WEST DELTA 30                                 PO           5,000
017300       WEST DELTA 42                                 PO           5,000
025950       WEST DELTA 62 - WALTER EXCHANGE               PO           5,000
017400       WEST DELTA 75 - AMOCO (WD 73)                 PO           5,000
026600       WEST DELTA 89 - AGIP

                                                              Maximum Daily
                                                                 Receipt
Zone 1 Receipt Points:                                      Quantity in MMBTU

605110       AIM PIPELINE - AIM TO SNG (DISPLACE)          Z1           5,000
653000       COLUMBIA GULF - EAST CARROLL TO SNG           Z1           5,000
044600       CORINNE - NASON                               G1           1,560
043350       CORINNE FIELD - TOTAL VOLUME                  G1           5,000
041200       CRANFIELD NORTH - KAISER FRANCIS              Z1           5,000
040125       DEXTER - CELT R/S #1                          G1           2,856
040119       DEXTER - GETTY PITTMAN C-1                    G1           5,000
040120       DEXTER - PENNZOIL MORRIS A-1                  G1           5,000
040123       DEXTER - PENNZOIL PRISK C                     G1           5,000
040130       DEXTER - PITTMAN R/S #1 - TYSON               G1           5,000
040112       DEXTER - TEXACO J.N. PITTMAN                  G1           5,000
040113       DEXTER - TEXACO MORRIS 2-9                    G1           5,000
040126       DEXTER - TXO MORRIS 35-9                      G1           3,360
043600       GRANGE - STEELE #1 WELL                       Z1           5,000
041712       GWINVILLE - EXXON UNIT 103D                   G1           5,000
041714       GWINVILLE - LAUREL FUEL B.A. WALKER           G1           1,368
041715       GWINVILLE - LAUREL FUEL C.E. BERRY            G1           1,368
041711       GWINVILLE - WILL-DRILL GGU 203 #1             G1           5,000
044700       HOOKER                                        Z1           5,000
040350       HUB - EXXON -HELEN K BALL                     Z1           5,000
040250       HUB R/S #2 - MOON-HINES-TIGRETT               Z1           5,000
027700       HUB R/S #3 - SKRIVANOS                        Z1           5,000
041000       KNOXO R/S #2 - JR POUNDS                      G1           4,000
051300       KOCH GATEWAY - PERRYVILLE TO SNG              Z1           5,000
740310       KOCH GATEWAY - RANKIN TO SNG (DISPLACE)       Z1           5,000
040400       KOKOMO - GARTMEN #1 (TEXACO)                  G1           5,000
025000       KOKOMO - MARATHON WALKER                      G1           3,000
041850       MAGEE SOUTH FIELD                             Z1           5,000
028350       MAIN PASS 245 - WALTER O&G EXCHANGE           Z1
041600       OLDENBURG FIELD - EASON                       G1           5,000
039900       SANDY HOOK WEST - BOONE #1                    Z1           5,000
045100       SANDY HOOK WEST - F.E. FORBES                 Z1           5,000
046900       SANDY HOOK WEST - FORBES #3                   Z1           5,000
046100       SANDY HOOK WEST - FORNEA #1 (UMC)             Z1           1,392

SERVICE AGREEMENT NO: 905660
EXHIBIT A-1
PAGE 14 OF 15
                                                               Maximum Daily
                                                                  Receipt
Zone 1 Receipt Points:                                        Quantity in MMBTU

043500       SANDY HOOK WEST - HART #1                        Z1          2,856
045200       SANDY HOOK WEST - HART #2                        Z1          5,000
045300       SANDY HOOK WEST - HART #3                        Z1          5,000
044800       SANDY HOOK WEST - HART #4                        Z1          5,000
047200       SANDY HOOK WEST - HART #5                        Z1          5,000
047400       SANDY HOOK WEST - HART #6                        Z1          5,000
043100       SANDY HOOK WEST - MAXIE FORBES                   Z1          3,312
047300       SANDY HOOK WEST - R/S #1 - CARDINAL              Z1          5,000
040000       SANDY HOOK WEST - R/S #2 - EXXON                 Z1          5,000
045900       SANDY HOOK WEST - RANKIN #1                      Z1          1,300
047500       SANDY HOOK WEST - RONALD FORBES                  Z1          1,368
050101       SPIDER - MIDLAND                                 Z1          5,000
041900       TALLAHALA CREEK                                  Z1          2,500
051800       TENN - PUGH TO SNG                               Z1          5,000
504002       TENN - ROSE HILL TO SNG                          Z1          5,000
600810       TEXAS EASTERN - KOSCIUSKO TO SNG(DISPLACEMENT)   Z1          5,000
043700       THOMASVILLE FIELD                                Z1          5,000
504200       TRUNKLINE - WEST CARROLL TO SNG                  Z1          5,000

                                                               Maximum Daily
                                                                  Receipt
Zone 2 Receipt Points:                                       Quantity in MMBTU

--------------------------------------------------------------------------------

BIG ESCAMBIA

OFFSYSTEM RECEIPT POINT:
045000       BIG ESCAMBIA                                     Z2            500

OFFSYSTEM DELIVERY POINT(S):
501200       FGT EXCHANGE - ESCAMBIA COUNTY, ALABAMA
------------------------------------------------------------------------------
046830       BLUE CREEK #2 - RIVER GAS                        Z2          5,000
046835       BLUE CREEK #2 - SIA TO SNG EXCHANGE              Z2          5,000
046840       BLUE CREEK #3 - RIVER GAS                        Z2          5,000
046845       BLUE CREEK #3 - SIA TO SNG EXCHANGE              Z2          5,000
045800       BROOKWOOD                                        Z2          5,000
025100       CAINWOOD                                         Z2          5,000
025700       CEDAR COVE - MOUNDVILLE - MERIDIAN               Z2          5,000
601200       CORONADO TO SNG                                  Z2          5,000
046800       DEERLICK CREEK - TRW                             Z2          5,000
025200       GURNEE #1 - MCKENZIE METHANE                     Z2          5,000
046200       LEXINGTON #1 - ESPERO ENERGY                     Z2          5,000
046000       OAK GROVE - U.S. STEEL/COAL                      Z2          5,000
046050       OAK GROVE #2 - BASIN                             Z2          5,000

SERVICE AGREEMENT NO: 905660
EXHIBIT A-1
PAGE 15 OF 15

                                                               Maximum Daily
                                                                  Receipt
Zone 2 Receipt Points:                                       Quantity in MMBTU

046060       OAK GROVE #3 - MCKENZIE                        Z2            5,000
046070       OAK GROVE #4 - AMOCO                           Z2            5,000
046040       OAK GROVE #5 - TAURUS                          Z2            5,000
046080       OAK GROVE #6 - AMOCO                           Z2            5,000
026300       ROBINSON BEND - TORCH                          Z2            5,000
605400       SIA - DUNCANVILLE TO SNG                       Z2            5,000
051900       SIA - MCCONNELLS TO SNG                        Z2            5,000
052400       SOUTHLAND TO SNG - MERIDIAN OIL                Z2            5,000
027900       VIRGINIA MINE - TAURUS                         Z2            5,000
046850       WHITE OAK - SIA TO SNG EXCHANGE                Z2
047600       WOOLBANK CREEK - GERMANY                       Z2            4,500
047100       WOOLBANK CREEK - JUSTISS OIL                   Z2            5,000

                                                               Maximum Daily
                                                                  Receipt
Zone 3 Receipt Points:                                       Quantity in MMBTU

043200       TRANSCO - JONESBORO TO SNG (DISPLACEMENT)      Z3            5,000

SERVICE AGREEMENT NO: 905660

EXHIBIT B-1

Page:  1

The legal description of the Delivery Points listed below are more particularly set forth in the Company's Delivery Point catalogs, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system.

                                                           Maximum Daily
                                                             Delivery
Production Area Delivery Points:                         Quantity in MMBTU

705500 AIR PRODUCTS                                            5,000
705600 AMAX METALS RECOVERY INC.                               5,000
601610 ANGI - JACKSON TO ANGI (DISPLACEMENT)                   5,000
033400 ANR - SHADYSIDE TO ANR                                  5,000
037204 ANR EXCHANGE - EUGENE ISLAND 341                        3,650
034510 BAYOU BOULLION - REDELIVERY (US EXPL)                   5,000
033510 BAYOU LONG #2 - REDELIVERY                              2,228
503970 BEAR CREEK - DELIVERIES TO TENNESSEE                    5,000
604810 BENSON - SABINE-TEXICAN TO S-T (DISPLACE)               4,500
013910 BLACK BAY - REDELIVERY                                  2,400
014010 BLACK BAY - WEST - REDELIVERY                           3,936
705300 BP OIL - ALLIANCE REFINERY                              5,000
022810 CARTHAGE - TO UPRC (DISPLACEMENT)                       5,000
706800 CHANDELEUR SOUND 25 - REDELIVERY TO ARCO                3,936
656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI               5,000
605510 COLUMBIA GULF - SHADYSIDE TO CG (DISPLACE)              5,000
689300 COLUMBIA GULF EXCHANGE - EAST CAMERON 23                5,000
741300 DENHAM SPRINGS                                          3,840
014510 DIAMOND SOUTH - REDELIVERY                              2,400
501000 EAST HAPPYTOWN - BAYOU HENRY TO GGC                     5,000
019010 ELOI BAY - TIPC0 REDELIVERY                             4,968
601000 FGT - FRANKLINTON - TO FGT                              5,000
656900 FGT EXCHANGE - BRAZOS 367                               1,000
656802 FGT EXCHANGE - MOPS TIVOLI                              5,000
705700 FMP SULPHUR - MAIN PASS 299                             5,000
601850 GULF STATES - SNG TO GSP                                4,200
601951 GULF STATES - TO GSP (DISPLACEMENT)                     5,000
030320 KOCH GATEWAY - SHADYSIDE TO KOCH (DISPLACE)             5,000
538110 KOCH GATEWAY - ST. MARTIN KOCH (DISPLACE)               5,000
601100 KOCH GATEWAY - TANGIPAHOA TO KOCH                       5,000
690900 KOCH GATEWAY EXCHANGE - LOCKHART CROSSING               5,000
707200 LAKE FORTUNA - GAS LIFT - O'MEARA                       3,936
048010 LIG - LOGANSPORT TO LIG (DISPLACEMENT)                  5,000
604100 LRC - CARRVILLE TO LRC                                  5,000
664010 LRC - WHITE CASTLE TO LRC (DISPLACEMENT)                5,000
023510 MAIN PASS 129 - HALL HOUSTON - REDELIVERY               2,544
017810 MAIN PASS 144 - REDELIVERY                              2,544
017910 MAIN PASS 298 - REDELIVERY                              2,544

SERVICE AGREEMENT NO:  905660

EXHIBIT B-1
Page:     2

                                                         Maximum Daily
                                                           Delivery
Production Area Delivery Points: (Continued)           Quantity in MMBTU

022910 MAIN PASS 310 - REDELIVERY                             2,544
021750 MAIN PASS 311B - REDELIVERY                            2,544
021310 MAIN PASS 313 - REDELIVERY                             2,544
023910 MAIN PASS 59 - REDELIVERY                              5,000
016410 MAIN PASS 69 - REDELIVERY                              2,544
663210 NGPL - ERATH TO NGPL (DISPLACEMENT)                    5,000
519001 NGPL EXCHANGE - TRANSCO MARKHAM PLANT                  5,000
656800 NNG EXCHANGE - MOPS TIVOLI                             5,000
692300 NNG EXCHANGE - ROBERTS COUNTY, TEXAS                   5,000
603500 NOPSI - SNG TO NOPSI (NEW ORLEANS EAST)                5,000
656600 NUECES COUNTY, TEXAS                                   1,000
710200 POLARIS                                                1,968
605210 SABINE - HENRY HUB TO SABINE                           5,000
605310 SEA ROBIN - ERATH TO SEA ROBIN (DISPLACE)              5,000
672600 SNG - TRANSCO EXCHANGE - WHARTON COUNTY, TX            5,000
020410 SOUTH PASS 60 - REDELIVERY                             2,424
018210 SOUTH PASS 62 - REDELIVERY                             2,424
021110 SOUTH PASS 70 - REDELIVERY                             5,000
601710 SUGAR BOWL #3 - DESOTO PH TO SB - DISPLACE             1,000
601400 SUGAR BOWL #6 - TO ACADIAN - CARRVILLE                 5,000
601910 SUGAR BOWL #7 - BIENVILLE PH TO SB - DISPLACE          5,000
603010 SUGAR BOWL #9 - DESOTO PH TO SB - DISPLACE             4,080
032510 TENN - PATTERSON TO TENN (DISPLACMENT)                 5,000
503801 TENN - TOCA TO TENN (DISPLACEMENT)                     5,000
032508 TENN EXCHANGE - EAST CAMERON 46                        5,000
694700 TENN EXCHANGE - SOUTH PASS 77 (SP 78)                  5,000
694900 TENN EXCHANGE - SOUTH TIMBALIER 37                     5,000
501400 TEXAS GAS - BAYOU PIGEON TO TEXAS GAS                  5,000
011110 THREE BAYOU BAY REDELIVERY - WICHITA                   1,000
703500 TRANS LOUISIANA GAS COMPANY                              528
603100 TRANSCO - FROST TO TRANSCO                             5,000
673500 TRANSCO EXCHANGE - EUGENE ISLAND 129                   5,000
695900 TRANSCO EXCHANGE  - SHIP SHOAL 70                      5,000
695950 TRANSCO EXCHANGE - SHIP SHOAL 72                       5,000
519000 TRANSCO MARKHAM PLANT - CENTRAL TEXAS LOOP             5,000
601510 TRANSOK - BIENVILLE PARISH TO TRANSOK (DISPL)          5,000
502711 TRUNKLINE - SHADYSIDE TO TRUNK (DISPLACEMENT)          5,000
675800 UNITED EXCHANGE - EUGENE ISLAND 32                     5,000
675900 UNITED EXCHANGE - EUGENE ISLAND 51                     5,000

                                                         Maximum Daily
                                                           Delivery
Zone 1 Delivery Points:                                Quantity in MMBTU

SERVICE AGREEMENT NO:  905660

EXHIBIT B-1
Page:     3

                                                              Maximum Daily
                                                                Delivery
Zone 1 Delivery Points: (Continued)                         Quantity in MMBTU

605100 AIM PIPELINE INTERCONNECT - SNG TO AIM                     5,000
738300 ARTESIA                                                      217
741200 BAY SPRINGS                                                  480
731900 BUNGE CORPORATION                                          2,736
740500 CANTON                                                     5,000
743100 CHEVRON - BROOKHAVEN                                       1,032
653010 COLUMBIA GULF - EAST CARROLL TO CG (DISPLACE)              5,000
732300 ERGON REFINING                                             5,000
742500 FAYETTE, MISSISSIPPI                                       3,312
712500 GAYLORD CONTAINER CO.                                      5,000
733200 HASSIE HUNT - JOHNSON & FAIR                                  72
742700 JOHN W. MCGOWAN - FRANKLIN CO                              2,304
733100 JONES & O'BRIEN - STEVENS TAP                                336
051410 KOCH GATEWAY - KOSCIUSKO TO KOCH                           5,000
051310 KOCH GATEWAY - PERRYVILLE TO KOCH (DISPLACE)               5,000
740300 KOCH GATEWAY - RANKIN TO KOCH                              5,000
741100 LAKE ST. JOHN - INTERNATIONAL PAPER                        5,000
734000 MCGOWAN #1                                                   120
734300 MCGOWAN #2                                                    96
501300 MID-LOUISIANA - PERRYVILLE TO MID-LOUISIANA                5,000
726900 MISSISSIPPI CHEMICAL                                       5,000
739500 MVG - AMORY                                                5,000
727300 MVG - BENTON                                                 336
735100 MVG - CARTHAGE                                             3,744
738600 MVG - CLAYTON VILLAGE                                        432
739200 MVG - COLUMBUS                                             5,000
725300 MVG - DEER CREEK NATURAL GAS DISTRICT                      3,648
737200 MVG - DEKALB                                                 960
730000 MVG - DURANT                                               1,776
729000 MVG - GOODMAN                                                624
734900 MVG - KOSCIUSKO                                            5,000
731100 MVG - LEXINGTON                                            5,000
735700 MVG - LOUISVILLE                                           5,000
736500 MVG - MACON LINE                                           5,000
940000 MVG - MERIDIAN AREA                                        5,000
741400 MVG - NATCHEZ                                                 55
737500 MVG - NAVAL AIR STATION                                    1,320
735600 MVG - NORTH CENTRAL GAS DISTRICT                           5,000
735500 MVG - NOXAPATER                                              696
728000 MVG - PICKENS                                              1,488
738800 MVG - STARKVILLE                                           5,000
746400 MVG - SYSTEMWIDE FARM TAPS                                   100
739600 MVG - WEST POINT                                           5,000
726000 MVG - YAZ00 CITY                                           5,000

SERVICE AGREEMENT NO:  905660

EXHIBIT B-1
Page:     4

                                                            Maximum Daily
                                                              Delivery
Zone 1 Delivery Points: (Continued)                       Quantity in MMBTU

732700 PENNZOIL - MILNER                                           96
733900 PENNZOIL - MITCH PAYNE                                     432
733800 PENNZOIL - NAN BERRY                                     1,032
733600 PENNZOIL - PERRY & CHILDRESS TAP                           288
733400 PENNZOIL - PERRY TAP                                       840
732600 PENNZOIL - POWELL & TWINER TAP                             696
732900 PENNZOIL - STEVENS                                         336
733000 PENNZOIL - STEVENS, WOODRUFF & HERRON                      288
733300 PENNZOIL - WOODRUFF & FRILEY                               288
744700 PLANT SWEATT - MISSISSIPPI POWER                         5,000
740800 RALEIGH                                                  1,440
742900 ROXIE                                                    1,008
746600 SMC - SYSTEMWIDE FARM TAPS                               2,000
732800 SOHIO PUMPING STATION                                      168
731000 TCHULA                                                     912
051810 TENN - PUGH TO TENN                                      5,000
504001 TENN - ROSE HILL TO TENN                                 5,000
600800 TEXAS EASTERN - KOSCIUSKO TO TETCO                       5,000
504210 TRUNKLINE - WEST CARROLL TO TRUNKLINE (DISPL)            5,000
731700 U.S. CORPS OF ENGINEERS                                    552
732200 VICKSBURG                                                5,000
746200 VICKSBURG AREA FARM TAPS                                   100
656200 WASHINGTON PARISH AREA                                   2,064
742600 WEST LINCOLN                                             1,728
727600 WESTLAND RESOURCES - CMW OIL                                96
740400 WESTLAND RESOURCES - MADISON                                72

                                                            Maximum Daily
                                                              Delivery
Zone 2 Delivery Points:                                   Quantity in MMBTU

850010 ADEL - SGNG                                              2,688
659700 ALA - ANNISTON AREA                                      5,000
841400 ALA - ASHVILLE                                           1,632
838100 ALA - BARRETT COMPANY                                    2,496
658500 ALA - BIRMINGHAM AREA                                    5,000
817400 ALA - BRENT & CENTERVILLE                                2,880
838300 ALA - BULLOCK                                            1,152
659900 ALA - DEMOPOLOS AREA                                     5,000
806800 ALA - ECLECTIC                                             530
940021 ALA - FAIRFAX-SHAWMUT AREA                               5,000
654700 ALA - GADSDEN AREA                                       5,000
801600 ALA - GREENE COUNTY                                      5,000
802400 ALA - GREENSBORO                                         2,880

SERVICE AGREEMENT NO:  905660

EXHIBIT B-1
Page:     5

                                                      Maximum Daily
                                                        Delivery
Zone 2 Delivery Points: (Continued)                 Quantity in MMBTU

847000 ALA - HEFLIN GATE                                  1,488
940035 ALA - JASPER AREA                                  5,000
940005 ALA - LINCOLN AREA                                 2,688
803400 ALA - MARION                                       2,832
833400 ALA - MONTEVALLO                                   4,176
940022 ALA - MONTGOMERY AREA                              5,000
809400 ALA - NOTASULGA TAP                                  696
821200 ALA - OAK GROVE                                    1,032
940011 ALA - OPELIKA AREA                                 5,000
836201 ALA - PARRISH-OAKMAN                               1,152
940056 ALA - PELL CITY AREA                               2,304
909700 ALA - PHENIX CITY AREA                             5,000
834100 ALA - PLANT MILLER                                 5,000
818800 ALA - REFORM #1                                      888
819400 ALA - REFORM #2                                    1,176
844800 ALA - RIVERSIDE EAST TAP                             100
940023 ALA - SELMA AREA                                   5,000
847900 ALA - SYSTEMWIDE FARM TAPS                           100
940006 ALA - TALLADEGA AREA                               5,000
845400 ALA - TALLADEGA RACEWAY                              432
940002 ALA - TUSCALOOSA AREA                              5,000
940024 ALA - TUSKEGEE AREA                                5,000
802600 ALA - UNIONTOWN                                    2,064
843200 ALABAMA POWER COMPANY - GADSDEN                    5,000
940012 ALABASTER AREA                                     5,000
850020 ALBANY AREA - SGNG                                 5,000
831900 ALLIED LIME CO                                     3,336
800500 AMERICAN CAN JAMES RIVERS                          5,000
850030 AMERICUS AREA - SGNG                               5,000
850041 ANDERSONVILLE #1 - SGNG                              288
850040 ANDERSONVILLE/MULCOA AREA - SGNG                   5,000
850050 ASHBURN - SGNG                                     2,688
850390 ATLANTA GAS LIGHT - SGNG                           5,000
850060 BAINBRIDGE AREA - SGNG                             4,032
820200 BERRY                                                696
850070 BLAKELY AREA - SGNG                                3,360
832900 BLUE CIRCLE                                        5,000
909300 BOAZ AREA                                          3,096
811700 BRICKYARD - BICKERSTAFF                            4,488
821900 BROOKSIDE                                            888
820300 BROWN WOOD PRESERVING                                480
850080 CAIRO - SGNG                                       2,304
833200 CALERA                                             5,000
850090 CAMILLA - SGNG                                     1,728

                                                   SERVICE AGREEMENT NO:  905660

                                  EXHIBIT B-1
                                    Page: 6

                                                          Maximum Daily
                                                            Delivery
Zone 2 Delivery Points: (Continued)                     Quantity in MMBTU

808500 CAMP HILL                                              1,392
832100 CHENEY LIME                                            3,096
844400 CHILDERSBURG #1                                        3,648
844500 CHILDERSBURG #2                                        5,000
833600 CHILTON COUNTY                                         1,488
850100 COLQUITT - SGNG                                          864
832600 COLUMBIANA                                             2,376
850110 CORDELE AREA - SGNG                                    5,000
940027 CORDOVA AREA                                           3,480
601210 CORONADO TO CORONADO - DISPLACEMENT                    5,000
823300 CULLMAN - JEFFERSON                                    5,000
850120 CUTHBERT - SGNG                                        2,904
808400 DADEVILLE                                              4,440
850130 DAWSON - SGNG                                          2,544
850140 DECATUR COUNTY - SGNG                                  2,688
843400 DEKALB -CHEROKEE #1                                    5,000
843500 DEKALB - CHEROKEE #2
811500 DIXIELAND - BICKERSTAFF                                4,224
850150 DOERUN - SGNG                                            720
850160 DONALSONVILLE - SGNG                                     864
834800 DORA                                                   1,032
850170 DOUGLAS - SGNG                                         5,000
832300 DRAVO - LONGVIEW LIME                                  5,000
850180 EDISON - SGNG                                            864
850410 ENGELHARD - SGNG                                       5,000
814400 FAIRFAX MILLS - WEST POINT PEPPERELL                   3,192
819900 FAYETTE, ALABAMA                                       5,000
656100 FGT EXCHANGE - ESCAMBIA COUNTY, ALABAMA                  500
501200 FGT EXCHANGE - ESCAMBIA COUNTY, ALABAMA                  500
850190 FITZGERALD - SGNG                                      2,688
850420 FLORIDA POWER - SGNG                                   5,000
850430 FLORIDIN - SGNG                                        5,000
850200 FORT GAINES - SGNG                                       864
940029 FULTONDALE AREA                                        5,000
850450 GEORGIA PACIFIC CORPORATION - SGNG                     5,000
850440 GOLDKIST - SGNG                                        1,488
819600 GORDO                                                    948
940030 GRAYSVILLE AREA                                        5,000
801000 GULF STATES PAPER COMPANY                              5,000
850210 HAVANA - SGNG                                          1,920
830600 HELENA                                                   744
816800 HUNT OIL COMPANY                                       5,000
850530 JACKSONVILLE - SGNG                                    5,000
846200 JACKSONVILLE, ALABAMA                                  5,000

SERVICE AGREEMENT NO:  905660

EXHIBIT B-1
Page:     7

                                                           Maximum Daily
                                                             Delivery
Zone 2 Delivery Points: (Continued)                      Quantity in MMBTU

850220 JASPER - SGNG                                             840
801900 LAFARGE - CITADEL DIVISION                              1,368
814200 LAFAYETTE - CHAMBERS COUNTY, ALABAMA                    4,704
901100 LAGRANGE #2                                             5,000
815500 LANETT                                                  3,336
815600 LANETT MILLS - WEST POINT PEPPERELL                     1,392
814800 LANGDALE MILLS - WELLINGTON SEARS                       1,104
815700 LANTUCK - WELLINGTON SEARS                                480
826700 LEHIGH PORTLAND CEMENT                                  5,000
800800 LIVINGSTON                                              5,000
850230 LUMPKIN - SGNG                                            784
825400 MARSHALL COUNTY #1                                      5,000
825500 MARSHALL COUNTY #2                                      5,000
802900 MCMILLAN-BLOEDEL                                        5,000
850240 MEIGS AREA - SGNG                                       2,616
850460 MERCK & COMPANY - SGNG                                  5,000
809820 MGAG - LEE COUNTY                                       5,000
850470 MILWHITE - SGNG                                         1,248
850250 MONTEZUMA - SGNG                                        3,840
850260 MOULTRIE AREA - SGNG                                    5,000
807900 MOUNT VERNON MILLS, INC.                                  696
821400 MULGA                                                   2,064
850270 NASHVILLE - SGNG                                        2,688
840800 NATIONAL CEMENT                                         5,000
819800 NORTHWEST ALABAMA GAS                                   5,000
046042 OAK GROVE - LICK CREEK METER STATION                    4,152
046071 OAK GROVE #4 - FUEL GAS                                 3,768
046041 OAK GROVE #5 - FUEL GAS                                 3,648
046081 OAK GROVE #6 - FUEL GAS                                 3,768
850490 OCCIDENTAL CORP - SGNG                                  5,000
850280 OCILLA - SGNG                                           1,008
850500 OIL DRI OF GEORGIA - SGNG                               5,000
823400 ONEONTA                                                 5,000
850510 PACKAGING CORP OF AMERICA - SGNG                        5,000
850290 PELHAM - SGNG                                           2,424
819000 PICKENS COUNTY GAS DISTRICT                             2,640
846400 PIEDMONT                                                5,000
850300 QUINCY - SGNG                                           5,000
850310 QUITMAN - SGNG                                          2,688
841200 RAGLAND                                                   576
840400 RAGLAND BRICK                                             696
850320 RICHLAND - SGNG                                           624
814700 RIVERVIEW MILLS - WEST POINT PEPPERELL                    576
842600 SCOTTSBORO                                              5,000

SERVICE AGREEMENT NO:  905660

EXHIBIT B-1
Page:     8

                                                      Maximum Daily
                                                        Delivery
Zone 2 Delivery Points: (Continued)                 Quantity in MMBTU

815300 SHAWMUT MILLS - WEST POINT PEPPERELL               1,080
850330 SHELLMAN - SGNG                                      576
605410 SIA - DUNCANVILLE TO SIA (DISPLACEMENT)            5,000
051950 SIA - MCCONNELLS TO SIA (DISPLACEMENT)             5,000
940031 SOUTHEAST ALABAMA GAS DISTRICT AREA                5,000
052410 SOUTHLAND TO SOUTHLAND - DISPLACEMENT              5,000
834600 SUMITON                                            1,440
848000 SYLACAUGA                                          5,000
850340 SYLVESTER - SGNG                                   1,056
850350 TALLAHASSEE - SGNG                                 5,000
940032 TALLASSEE AREA                                     4,752
840600 TEMCO METALS ASBESTOS                                312
850360 THOMASVILLE - SGNG                                 5,000
850370 TIFTON - SGNG                                      5,000
912900 TRUSSVILLE AREA                                    5,000
940037 U.S. STEEL FAIRFIELD AREA                          5,000
850380 UNADILLA AREA - SGNG                               1,032
809200 UNION SPRINGS                                      4,392
698200 UNITED CITIES - COLUMBUS AREA                      5,000
850400 VIENNA - SGNG                                      3,240
823600 VULCAN MATERIALS - DOLCITO QUARRY                    480
850520 WAVERLY MINERAL - SGNG                             5,000
834400 WEST JEFFERSON                                       888
900800 WEST POINT, GEORGIA                                3,888
802800 WILCOX COUNTY                                      5,000
833800 WILTON                                               288
800200 YORK                                               1,176


                                                      Maximum Daily
                                                        Delivery
Zone 3 Delivery Points:                             Quantity in MMBTU

905500 ADAIRSVILLE                                        5,000
919200 AGL - ALAMO                                        5,000
683600 AGL - ATLANTA AREA                                 5,000
940016 AGL - AUGUSTA AREA                                 5,000
917800 AGL - BARNESVILLE                                  5,000
919600 AGL - BAXLEY                                       5,000
931600 AGL - BLYTHE                                         432
920200 AGL - BRUNSWICK                                    5,000
940019 AGL - CALHOUN AREA                                 5,000
940026 AGL - CARROLLTON AREA                              5,000
907800 AGL - CATOOSA COUNTY                                 888
940020 AGL - CEDARTOWN - ROCKMART AREA                    5,000

SERVICE AGREEMENT NO:  905660

EXHIBIT B-1
Page:     9

                                                      Maximum Daily
                                                        Delivery
Zone 3 Delivery Points: (Continued)                 Quantity in MMBTU

907600 AGL - CHATSWORTH                                   5,000
918400 AGL - DANVILLE                                       888
918600 AGL - DEXTER                                         888
918800 AGL - EASTMAN - CADWELL                            5,000
917200 AGL - FORSYTH                                      5,000
913400 AGL - GRIFFIN                                      5,000
919400 AGL - HAZLEHURST                                   3,576
918000 AGL - JACKSON                                      2,880
919800 AGL - JESUP                                        5,000
911500 AGL - MACON AREA                                   5,000
940018 AGL - NEWNAN-YATES-DALLAS AREA                     5,000
908000 AGL - RINGGOLD                                     5,000
940013 AGL - ROME AREA                                    5,000
932500 AGL - SANDERSVILLE                                 5,000
911800 AGL - SAVANNAH AREA                                5,000
934200 AGL - SPRINGFIELD-GUYTON                             864
907000 AGL - SYSTEMWIDE FARM TAPS                           100
917600 AGL - THOMASTON                                    5,000
930600 AGL - WARRENTON                                    5,000
917400 AGL - ZEBULON                                      2,208
932400 ARCADIAN                                           5,000
935500 ARCADIAN - SAVANNAH                                5,000
659000 AUSTELL AREA                                       5,000
780900 BATH MILL                                            504
940039 CARTERSVILLE AREA                                  5,000
935700 CERTAIN-TEED                                       1,152
790200 CHATTANOOGA                                        5,000
934400 CLAXTON                                            2,736
781100 CLEARWATER MILL                                    5,000
915001 COCHRAN                                            5,000
940017 DALTON AREA                                        5,000
780500 DIXIE CLAY                                         1,056
901600 DIXIE MILLS - WEST POINT PEPPERELL                   720
916800 DUBLIN #3                                          5,000
940028 DUBLIN AREA                                        5,000
901700 DUNSON MILLS - WEST POINT PEPPERELL                  696
916400 EATONTON-GRAY                                      5,000
935200 ELBA ISLAND REDELIVERY TO SOUTHERN ENERGY          1,000
914800 FORT VALLEY                                        5,000
782700 GRANITEVILLE MILLS                                 5,000
902200 GRANTVILLE                                           888
915002 HAWKINSVILLE                                       5,000
902000 HOGANSVILLE                                        4,560
781200 HUBER #1                                             864

SERVICE AGREEMENT NO:  905660

EXHIBIT B-1
Page:    10

                                                      Maximum Daily
                                                        Delivery
Zone 3 Delivery Points: (Continued)                 Quantity in MMBTU

915000 JOINTLY OWNED BOARD #1                             5,000
783300 KENTUCKY-TENNESSEE CLAY CO                           576
905800 LAFAYETTE                                          5,000
901000 LAGRANGE #1                                        5,000
932800 LOUISVILLE                                         5,000
914200 MANCHESTER                                         2,880
933200 MILLEN                                             2,304
916200 MONTICELLO                                         4,704
935900 OWENS CORNING FIBERGLAS                              984
915003 PERRY                                              5,000
935300 SAVANNAH SUGAR                                     5,000
782500 SCPL - AIKEN                                       5,000
780600 SCPL - BATH                                        3,648
781600 SCPL - GRANITEVILLE                                4,080
780200 SCPL - NORTH AUGUSTA                               5,000
783500 SOUTHEASTERN CLAY                                    576
930200 SPARTA                                             1,488
933600 STATESBORO                                         5,000
935100 STONE CONTAINER - PORT WENTWORTH                   5,000
905400 SUMMERVILLE, TRION & LAFAYETTE                     5,000
933800 SYLVANIA                                           5,000
914000 TALBOTTON                                            816
903400 TALLAPOOSA                                         2,064
931000 THOMSON, GEORGIA                                   5,000
043201 TRANSCO - JONESBORO TO TRANSCO                     5,000
906000 TRION - LAFAYETTE                                  5,000
936300 UNION CAMP CORP. #1                                5,000
936400 UNION CAMP CORP. #2                                5,000
915100 WARNER ROBINS #2                                   5,000
781900 WARRENVILLE                                          840
933000 WAYNESBORO                                         2,880
914400 WOODLAND                                             336
931200 WRENS                                              5,000
931300 WRENS #2                                           5,000